THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                        WARRANT TO PURCHASE A MINIMUM OF
                       1,382,648 SHARES OF COMMON STOCK OF
                                 FIBERCORE, INC.
                                 ---------------
                         (Void after November 27, 2001)


         This certifies that AMP Incorporated (the "Holder"), or its assigns, for value received, is entitled to purchase from FiberCore, Inc., a Nevada corporation (the "Company"), having a place of business at 174 Charlton Road, Sturbridge, MA 01566, a number of fully paid and nonassess able shares of the Company's Common Stock ("Common Stock") determined in accordance with Section 3 hereof, at a purchase price per share determined in accordance with Section 3 hereof (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Eastern time) on November 27, 2001 (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The Common Stock to be issued upon exercise of this Warrant will be authorized prior to the date hereof.

         This Warrant is subject to the following terms and conditions:

         1.       Exercise; Issuance of Certificates; Payment for Shares.

                  1.1 General. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which (i) this Warrant shall have been surrendered, properly endorsed, (ii) the completed, executed Form of Subscription shall have been delivered and (iii) payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable

                                       1.

time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder.

                  1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

             X = Y (A-B)
                 -------
                    A

      Where X =  the number of shares of Common Stock to be issued to the Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                   A = the  fair  market  value of one  share  of the  Company's
                       Common Stock (at the date of such calculation)

                   B = Stock  Purchase  Price (as  adjusted  to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock the fair market value per share shall be the closing price per share as quoted on the Nasdaq National Market on the business day preceding exercise of the Warrant.

         2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the




                                       2.

Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise.

         3. Number of Shares; Stock Purchase Price and Adjustment. This Warrant shall be exercisable for the number of shares equal to the number resulting from the division of $2,000,000 by the Stock Purchase Price. The Stock Purchase Price shall initially be set at one dollar, forty-four cents and sixty-five hundredths of one cent ($1.4465) and the Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall thereafter be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by dividing two million dollars ($2,000,000) by the Stock Purchase Price resulting from such adjustment.

                  3.1 Price Target. If the closing price of the Company's Common Stock as quoted on the NASDAQ National Market during the first two (2) years subsequent to the date hereof does not equal or exceed $2.1697 (as adjusted for stock splits, stock dividends or other recapitalization pursuant to this Section
3) for a period of thirty (30) consecutive trading days within which period the Holder is not restricted from selling the Common Stock issuable upon exercise of this Warrant by any federal or state securities laws or by contract with the Company, then the Stock Purchase Price shall be adjusted effective as of the second anniversary of the date hereof by multiplying $1.4465 by a fraction the denominator of which is 2.1697 and the numerator of which is the average closing price per share of the Company's Common Stock as quoted on the NASDAQ National Market during the thirty (30) trading days preceding the second anniversary of the date hereof; provided however that the Stock Purchase Price as adjusted pursuant to this Section 3.1 shall not be less than $0.7232 per share (as adjusted for stock splits, stock dividends or other recapitalization pursuant to this Section 3). Notwithstanding the foregoing, in lieu of an adjustment of the Stock Purchase Price pursuant to this Section 3.1, the Company may offer to purchase the Warrant and any shares of Common Stock purchased hereunder on the second anniversary of the date hereof for a purchase price of one million ($1,000,000) dollars; provided, however, that the Holder shall have the right not sell the Warrant and any shares of Common Stock purchased hereunder to the Company, but if the Holder exercises such right, then there shall be no adjustment to the Stock Purchase Price under this Section 3.1.

                  3.2 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock




                                       3.

Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  3.3 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment (including, without limitation, payment in the form of past services rendered) therefor,

                           (A)  Common  Stock  or any  shares  of stock or other
securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                           (B) any cash paid or payable otherwise than as a cash
dividend, or

                           (C)  Common  Stock  or  additional   stock  or  other
securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.2 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                  3.4 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented




                                       4.

hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchas able and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of the merger and securities received in such reor ganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to the reorganization. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolida tion, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  3.5 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof in the manner described in Section 13 below. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  3.6 Other Notices. If at any time:

                           (1) the Company  shall declare any cash dividend upon
its Common Stock;

                           (2) the Company  shall  declare any dividend upon its
Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

                           (3) the Company shall offer for subscription pro rata
to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (4)  there  shall be any  capital  reorganization  or
reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;





                                       5.

                           (5)  there  shall  be  a  voluntary  or   involuntary
dissolution, liquidation or winding-up of the Company; or

                           (6) there  shall be an  initial  public  offering  of
Company securities;

then, in any one or more of said cases, the Company shall give, in the manner described in Section 11 below, (a) at least thirty (30) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least thirty (30) days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consoli dation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

                  3.7 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         4.       Demand Registration.

                  4.1 Subject to the conditions of this Section, if the Company shall receive a written request from the Holder that the Company file a registration statement under the Securities Act covering the registration of all or part of the shares of Common Stock now or hereafter held by the Holder, including, without limitation, the shares of Common Stock issuable pursuant to the Warrant (collectively, the "AMP Shares"), then the Company shall, subject to the limitations of this Section, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all AMP Shares that the Holder requests to be registered.





                                       6.

                  4.2 If the Holder intends to distribute the AMP Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 4 and shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holder (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 4, if the underwriter advises the Company that marketing factors require a limitation of the number of AMP Shares to be underwritten then the Company shall so advise the Holder and the number of AMP Shares to be underwritten will be reduced accordingly. Any AMP Shares excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  4.3 The Company shall not be required to effect a registration pursuant to this Section:

                           (A) prior to the Company's  initial  public  offering
and listing of the Company's Common Stock on the Nasdaq National Market;

                           (B) after the Company has effected  one  registration
pursuant to this Section 4, and such registration has been declared or ordered effective;

                           (C)  during  the  period  starting  with  the date of
filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Company's initial public offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective; or

                           (D) if  the  Company  shall  furnish  to  the  Holder
requesting a registration pursuant to this Section 4, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

         5.       Piggyback Registration.

                  5.1 General. The Company shall notify the Holder in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of the AMP Shares or any other shares of the Company's Common Stock held by the Holder ("Registrable Securities"). If the Holder desires to include in any such registration statement all or any part of the Registrable Securities, it shall




                                       7.

notify the Company in writing within fifteen (15) days after the above-described notice from the Company. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If the Holder decides not to include all of the Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                           (A) Underwriting. If the registration statement under
which the  Company  gives  notice  under this  Section 5 is for an  underwritten offering, the Company shall so advise the Holder. In such event, the right of the Holder to be included in a registration pursuant to this Section 5 shall be conditioned upon such Holder's participation in such underwriting, the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and the Holder entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holder; and third, to any shareholder of the Company (other than the Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the Holder included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the initial public offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holder may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by the Holder without the written consent of the Holder.

                           (B)  Right to  Terminate  Registration.  The  Company
shall have the right to terminate or withdraw any registration initiated by it under this Section 5 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company.

         6. The registration rights granted to the Holder pursuant to Sections 4 and 5 hereof shall terminate upon the earlier of (i) ten years after the Company's initial public offering; or (ii) when all the AMP Shares held by the Holder can be sold pursuant to Rule 144 of the Securities Act.

         7. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the




                                       8.

issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

         8. Closing of Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         9. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         10. Warrants Transferable. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable to an Affiliate (defined below) of the Holder, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. For purposes of this Warrant, "Affiliate" means with respect to any person, (a) each person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, [twenty percent (20.0%)] or more of the stock having ordinary voting power in the election of directors of such person, (b) each person that controls, is controlled by or is under common control with such person or any Affiliate of such person or (c) each of such person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

                  10.1 Financial Information. The Company will furnish the following information to the Holder for so long as he or it is a holder of this Warrant or a new warrant or warrants (in the case of a purchase of less than all shares which may be purchased under this Warrant pursuant to Section 1.1):





                                       9.

                           (A) As  soon  as  practicable  after  the end of each
year, and in any event within one hundred twenty (120) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such year, and a consolidated statement of income and a consolidated statement of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and with an audit opinion thereon from existing or other independent public accountants of recognized regional or national standing selected by the Company.

                           (B) As  soon  as  practicable  after  the end of each
fiscal quarter of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal quarter, and a consolidated statement of income of the Company and its subsidiaries, if any, for such fiscal quarter, and for the current fiscal year to date, in each case setting forth in comparative form the Company's and its subsidiaries', if any, consolidated balance sheets and consolidated statements of income for the corresponding periods (as prepared pursuant to subparagraph 10.1(A)), prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified, subject to changes resulting from year-end audit adjustments, by the principal financial officer of the Company; provided, however, that any financial statements provided hereunder need not contain any footnotes.

         11. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, referred to in Sections 3, 4, 5, 6 and 12, shall survive the exercise of this Warrant.

         12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Holder at the address set forth below or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

         14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive




                                       10.

the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         15. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         16. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         17. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.





                                       11.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 27th day of November, 1996.


                                           FIBERCORE, INC.
                                           a Nevada corporation



                                           /s/ Mohd Aslami
                                           -------------------------------------
                                           Mohd A. Aslami
                                           President and Chief Executive Officer



ATTEST:



/s/ Charles DeLuca
---------------------------
Charles DeLuca, Secretary




                                       12.

                                    EXHIBIT A

                                SUBSCRIPTION FORM


                                                        _________________, 19___


FiberCore, Inc.



Ladies and Gentlemen:

o        The  undersigned  hereby  elects  to  exercise  the  warrant  issued by
         FiberCore, Inc. (the "Company") and dated November 27, 1996 (the "Warrant") and to purchase thereunder shares of the Common Stock of the Company (the "Shares") at a purchase price of _____________________ (______) per share or an aggregate purchase price of __________________________________ Dollars ($__________) (the "Purchase
         Price").

o The undersigned hereby elects to surrender _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1.2 of the Warrant in payment of the purchase price for ___________________ shares of Common Stock of the Company upon exercise of the Warrant.

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer or on a net issuance basis as described in Section 1 of the Warrant. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                                     Very truly yours,


                                                     ---------------------------


                                                     By
                                                       -------------------------

                                                     Title
                                                           ---------------------